                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): September 22, 2003 (September 19, 2003)
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                            CAPITAL PROPERTIES, INC.
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             (Exact name of registrant as specified in its charter)

                                  Rhode Island
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                 (State or other jurisdiction of incorporation)

                               0-9380 05-0386287
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          (Commission File Number) (IRS Employer Identification Number)

              100 Dexter Road, East Providence, Rhode Island 02914
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                    (Address of principal executive offices)

                                 (401) 435-7171
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     Capital  Properties,  Inc. (the "Company")  announced on September 19, 2003 that the Company has agreed to a settlement  with the City of Providence,  Rhode
Island of all  litigation  resulting  from tax appeals filed by the Company with the City for real estate taxes  covering the years 1994 through  1999,  2001 and
2002 on properties  located in the Capital  Center area in downtown  Providence,
Rhode Island.  The total  settlement is in the amount of $1,699,950  and must be approved by the  Providence  City  Council.  The  Agreement  does not  establish assessed  values for any of the  property  except with respect to Parcels 7A and
Parcel 6. The settlement has been introduced in the City Council and referred to the Council's  Finance  Committee.  No date for a hearing has been set. The City has indicated that payment will be made promptly after Council approval.

     A more complete  description of the litigation  with the City of Providence is contained in Note 6 to the Company's financial  statements  contained in its June 30, 2003 report on Form 10 - QSB as filed with the  Securities and
Exchange Commission.

     Certain  statements set forth above constitute  forward-looking  statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such
forward-looking  statements are based on management's  current  expectations and include known and unknown risks,  uncertainties and other factors, many of which could  cause the results or  performance  to differ  materially  from any future results or performance expressed or implied by such forward-looking  statements.
These statements  involve risks,  uncertainties  and other factors detailed from time to time in the  Registrant's  filings  with  the  Securities  and  Exchange
Commission.  The Company cautions investors that any forward-looking  statements made by the  Company  are not  guarantees  of future  performance.  The  Company disclaims any obligation to update any such factors or to announce  publicly the results  of any  revisions  to any of the  forward-looking  statements  included herein to reflect future events or developments.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

         99.1  Press Release regarding litigation settlement.

SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL PROPERTIES, INC.

By:      /s/ Barbara J. Dreyer
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         Barbara J. Dreyer, Treasurer

Date:  September 22, 2003